Exhibit 10.1

EXECUTION COPY

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of January 26, 2017, by and among Midland States Bancorp, Inc., an Illinois corporation (“Acquiror”), Sentinel Acquisition, LLC, a Delaware limited liability company (“Merger Sub”), and those stockholders of the Company whose names appear on the signature page of this Agreement (such stockholders collectively referred to in this Agreement as the “Principal Stockholders,” and individually as a “Principal Stockholder”).

RECITALS

A.                           As of the date hereof, each Principal Stockholder is the owner and controls voting power of the number of shares of the Company’s common stock, $0.01 par value per share (“Company Common Stock”), as is set forth opposite such Principal Stockholder’s name on the signature page attached hereto.

B.                           Acquiror is contemplating the acquisition of Centrue Financial Corporation, a Delaware corporation (the “Company”), by means of a merger (the “Merger”) of the Company with and into Merger Sub, all pursuant to an Agreement and Plan of Merger to be dated as of January 26, 2017 (the “Merger Agreement”), among Acquiror, Merger Sub and the Company.

C.                           Acquiror and Merger Sub are unwilling to expend the substantial time, effort and expense necessary to implement the Merger, including applying for and obtaining necessary approvals of regulatory authorities, unless all of the Principal Stockholders enter into this Agreement.

D.                           Each Principal Stockholder believes it is in his, her or its best interest as well as the best interest of the Company for Acquiror, Merger Sub and the Company to consummate the Merger.

AGREEMENTS

In consideration of the foregoing premises, which are incorporated herein by this reference, and the covenants and agreements of the parties herein contained, and as an inducement to Acquiror and Merger Sub to enter into the Merger Agreement and to incur the expenses associated with the Merger, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.              Representations and Warranties.  Each Principal Stockholder represents and warrants that as of the date hereof, he, she or it: (a) owns beneficially and of record the number of shares of Company Common Stock as is set forth opposite such Principal Stockholder’s name on the signature page attached hereto; (b) has the sole, or joint with any other Principal Stockholder, voting power with respect to such shares of Company Common Stock; and (c) has all necessary power and authority to enter into this Agreement, and further represents and warrants that this Agreement is the legal, valid and binding agreement of such Principal Stockholder, and is enforceable against such Principal Stockholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and subject to general principles of equity.

Section 2.              Voting Agreement.  Each Principal Stockholder hereby agrees that at any meeting of the Company’s stockholders however called, and any adjournment or postponement thereof, and in any action by written consent of the Company’s stockholders, such Principal Stockholder shall vote, or cause to be voted, all shares of Company Common Stock owned or controlled by him, her or it at the time of such meeting of the Company’s stockholders: (a) in favor of adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement; (b) against any tender or exchange offer to acquire more than fifteen percent (15%) of the voting power in the Company or any of its subsidiaries, any proposal for a merger, consolidation or other business combination involving the Company or any of its subsidiaries, or any other proposal or offer to acquire in any manner more than fifteen percent (15%) of the voting power in, or more than fifteen percent (15%) of the business, assets or deposits of, the Company or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, in each case involving any party other than Acquiror or an affiliate of Acquiror (an “Acquisition Proposal”); and (c) against any action or agreement that could reasonably be expected to result in a material breach of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or in any manner prevent or materially impede, interfere with or delay the Merger, the adoption of the Merger Agreement or the consummation of any of the transactions involving Acquiror and Merger Sub contemplated by the Merger Agreement.

Section 3.              Additional Covenants.  Except as required by law, each Principal Stockholder agrees that he, she or it will:

(a)                                 not engage in any activities, discussions or negotiations with any persons or entities other than Acquiror with respect to any Acquisition Proposal;

(b)                                 not vote or execute any written consent to rescind or amend in any manner any prior vote or written consent to approve or adopt the Merger Agreement or any of the transactions contemplated thereby;

(c)                                  use his, her or its best efforts to cause any necessary meeting of the Company’s stockholders to be duly called and held, or any necessary consent of stockholders to be obtained, for the purpose of approving or adopting the Merger Agreement and the transactions contemplated thereby;

(d)                                 cause each of his, her or its affiliates to cooperate fully with Acquiror in connection with the Merger Agreement and the transactions contemplated thereby; and

(e)                                  execute and deliver such additional instruments and documents and take such further action as may be reasonably necessary to effectuate and comply with his, her or its respective obligations under this Agreement.

Section 4.              No Dissent.  Each Principal Stockholder hereby waives, and agrees that he, she or it will not exercise, any rights of dissent or appraisal provided under the Merger Agreement, any applicable laws (including the General Corporation Law of the State of Delaware (the “DGCL”)) or otherwise in connection with the approval of the Merger or any of the other transactions contemplated by the Merger Agreement.

Section 5.              Termination.  Notwithstanding any other provision of this Agreement, this Agreement shall automatically terminate on the earlier of:  (a) the second anniversary of the date hereof, (b) the date of termination of the Merger Agreement in accordance with its terms; and (c) the date, if any, on which the Company publicly discloses that the board of directors of the Company (the “Company Board”) has withdrawn, qualified or adversely modified its recommendation to the stockholders of the Company that the Company’s stockholders vote in favor of the adoption of the Merger Agreement, in each case because the Company Board has determined in good faith, after consultation with outside counsel, that to, or to continue to, recommend the Merger Agreement to the Company’s stockholders would result in a violation of its fiduciary duties under applicable law.  In addition, each Principal Stockholder’s obligations under Section 2 and Sections 3(a) — (c) of this Agreement shall terminate upon the adoption of the Merger Agreement by the Company’s stockholders in accordance with the requirements of the DGCL; provided such Principal Stockholder has complied in all respects with its obligations under Sections 2 and 3.

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Section 6.              Amendment and Modification.  This Agreement may be amended, modified or supplemented at any time by the written approval of such amendment, modification or supplement by Acquiror, Merger Sub and all of the Principal Stockholders.

Section 7.              Entire Agreement.  This Agreement evidences the entire agreement among the parties hereto with respect to the matters provided for herein and there are no agreements, representations or warranties with respect to the matters provided for herein other than those set forth herein and in the Merger Agreement and any written agreements related thereto.  Except for the Merger Agreement, this Agreement supersedes any agreements among any of the Principal Stockholders and Acquiror or Merger Sub concerning the acquisition, disposition or control of any shares of Company Common Stock or shares of Preferred Stock, no par value per share, of the Company (the “Company Preferred Stock” and, together with the Company Common Stock, the “Company Capital Stock”).

Section 8.              No Economic Benefit; Absence of Control.  Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any of the Company Capital Stock.  All rights, ownership and economic benefits of and relating to the Company Capital Stock shall remain and belong to the applicable stockholder and Acquiror shall have no power or authority to direct any stockholder in the voting of any of the Company Capital Stock or the performance by any stockholder of his, her or its duties or responsibilities as a stockholder of the Company, except as otherwise provided herein.  Subject to any specific provisions of this Agreement, it is the intent of the parties to this Agreement that neither Acquiror nor Merger Sub, by reason of this Agreement, shall be deemed (until consummation of the transactions contemplated by the Merger Agreement) to control, directly or indirectly, the Company and shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of the Company.  For the avoidance of doubt, this Agreement is a voting and support agreement only, and is not to be interpreted as a written consent to the Merger or as granting Acquiror a proxy to vote the Company Common Stock subject to this Agreement.

Section 9.              Informed Action.  Each Principal Stockholder acknowledges that he, she or it has had an opportunity to be advised by counsel of his, her or its choosing with regard to this Agreement and the transactions and consequences contemplated hereby.  Each Principal Stockholder further acknowledges that he, she or it has received a copy of the Merger Agreement and is familiar with its terms.

Section 10.       Severability.  The parties agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

Section 11.       Notices.  All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given:  (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a portable data file (pdf) of the document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the fifth (5th) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11):

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If to Acquiror or Merger Sub, to:

Midland States Bancorp, Inc.
1201 Network Centre Drive
Effingham, IL 62401
Facsimile:	(217) 342-9462
Attention:	Jeffrey G. Ludwig
Executive Vice President

with copies, which shall not constitute notice, to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 W. Madison Street, Suite 3900
Chicago, Illinois 60606
Electronic Mail: dennis.wendte@bfkn.com
Facsimile:	(312) 984-3150
Attention:	Dennis R. Wendte

If to a Principal Stockholder, to the mailing address, e-mail address or facsimile number set forth for such Principal Stockholder on the signature page hereof with copies, which shall not constitute notice, to:

Howard & Howard Attorneys PLLC
200 S. Michigan Ave. #1100
Chicago, Illinois 60604
Electronic Mail: mbr@h2law.com
Facsimile:	(312) 939-5617
Attention:	Mark Ryerson

Section 12.       Counterparts; Facsimile/PDF Signatures.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed and accepted by facsimile or portable data file (pdf) signature and any such signature shall be of the same force and effect as an original signature.

Section 13.       Governing Law; Venue; Waiver of Jury Trial.  All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware applicable to Contracts made and to be performed in such state without regard to conflicts of laws.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Illinois solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said court or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such court, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such court.  The parties hereby consent to and grant any such court jurisdiction over the person of such parties and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided under Section 11 or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND

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THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH HEREIN.

Section 14.       Successors; Assignment.  This Agreement shall be binding upon and inure to the benefit of Merger Sub and Acquiror, and their successors and permitted assigns, and the Principal Stockholders and their respective directors and officers, successors and assigns, spouses, executors, personal representatives, administrators, heirs, legatees, guardians and other legal representatives.  This Agreement shall survive the death or incapacity of any Principal Stockholder.  This Agreement may be assigned only by Acquiror, and then only to an Affiliate of Acquiror.

Section 15.       Interpretation.  In this Agreement, unless otherwise stated or the context otherwise requires, the following uses apply: (i) references to a statute shall refer to the statute, as amended from time to time, and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”; (iii) “including” means “including, but not limited to”; (iv) all words used in this Agreement will be construed to be of such gender or number as the circumstances and context require; (v) the captions and headings of articles and sections of Agreement have been inserted solely for convenience of reference and shall not be considered a part of this Agreement nor shall any of them affect the meaning or interpretation of this Agreement or any of its provisions; and (vi) any reference to a document or set of documents in this Agreement, and the rights and obligations of the parties under any such documents, means such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof.  With regard to each and every term and condition of this Agreement and any and all agreements and instruments subject to the terms hereof, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.

Section 16.       Directors and Officers.  The parties hereto acknowledge that each Principal Stockholder is entering into this Agreement solely in his, her or its capacity as a stockholder of the Company and, notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require any Principal Stockholder, in his or her capacity as a director and/or officer of the Company and/or Centrue Bank, as applicable, to act or fail to act in accordance with his, her or its fiduciary duties in such director and/or officer capacity.  Furthermore, no Principal Stockholder makes any agreement or understanding herein in his, her or its capacity as a director and/or officer of the Company and/or Centrue Bank.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement individually, or have caused this Agreement to be executed by their respective officers, on the day and year first written above.

MIDLAND STATES BANCORP, INC.

By:	/s/ Douglas J. Tucker
Douglas J. Tucker
Senior Vice President & Corporate Counsel

SENTINEL ACQUISITION, LLC

By:	/s/ Douglas J. Tucker
Douglas J. Tucker
Secretary

[SIGNATURE PAGE OF VOTING AND SUPPORT AGREEMENT]

NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ Kurt Stevenson	30,007
Signature
Common

Kurt Stevenson
Printed Name

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NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ Dennis Battles	6,250
Signature
Common

Dennis Battles
Printed Name

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NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ David Butler	4,166
Signature
Common

David Butler
Printed Name

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NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ Randall Ganim	8,895
Signature
Common

Randall Ganim
Printed Name

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NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ Richard Peterson	8,333
Signature
Common

Richard Peterson
Printed Name

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NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ Scott Sullivan	6,518
Signature
Common

Scott Sullivan
Printed Name

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NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ Bradley Cooper	0
Signature
Common

Bradley Cooper
Printed Name

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NUMBER &
CLASS OF
PRINCIPAL STOCKHOLDERS	SHARES OWNED

/s/ Derek Ferber	0
Signature
Common

Derek Ferber
Printed Name

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PRINCIPAL STOCKHOLDERS		NUMBER & CLASS OF SHARES OWNED

CAPITAL Z PARTNERS CENTRUE AIV,		1,533,333
L.P.
Common

By:	Capital Z Partners III, Ltd.,
its ultimate general partner

By:	/s/ Craig Fisher
Signature

Craig Fisher
Printed Name

General Counsel
Title

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PRINCIPAL STOCKHOLDERS		NUMBER & CLASS OF SHARES OWNED

FINANCIAL OPPORTUNITY FUND LLC		125,000

By:	FJ Capital Management LLC	Common
	its Managing Member

By:	/s/ Martin Friedman
Signature

Martin Friedman
Printed Name

Managing Member
Title

BRIDGE EQUITIES III, LLC		511,911

		Common

By:	/s/ Martin Friedman
Signature

Martin Friedman
Printed Name

Managing Member of FJ Capital
Management LLC
Title

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